Exhibit 99.1

0 © 2013 AeroVironment, Inc. Sept. 2013 AeroVironment, Inc. Q1 Fiscal 2014 Investor Overview Presentation September 2013

Certain statements in this document may constitute "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are made on the basis of current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from those expressed or implied. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, our ability to perform under existing contracts and obtain additional contracts; changes in the timing and/or amount of government spending; changes in the supply and/or demand and/or prices for our products and services; changes in the regulatory environment; the activities of competitors; failure of the markets in which we operate to grow; failure to expand into new markets; failure to develop new products or integrate new technology with current products; and general economic and business conditions in the United States and elsewhere in the world; and general economic and business conditions in the United States and elsewhere in the world. For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise. Safe Harbor Statement 1 © 2013 AeroVironment, Inc. Sept. 2013

AeroVironment and its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies in respect of the Annual Meeting. AeroVironment has filed with the SEC a definitive proxy statement and WHITE proxy card in connection with the Annual Meeting (the “2013 Proxy Materials”). The 2013 Proxy Materials contain important information about AeroVironment, the Annual Meeting and related matters, including the interests, if any, of these directors, executive officers and specified employees. Stockholders are urged to read the 2013 Proxy Materials and accompanying WHITE proxy card carefully. Stockholders are able to obtain free copies of the 2013 Proxy Materials and other documents filed with the SEC by AeroVironment through the web site maintained by the SEC at www.sec.gov and on AeroVironment’s web site at www.investor.avinc.com. Important Additional Information 2 © 2013 AeroVironment, Inc. Sept. 2013

Table of Contents 3 © 2013 AeroVironment, Inc. Sept. 2013 AEROVIRONMENT OVERVIEW ////////////// UNMANNED AIRCRAFT SYSTEMS ////////////// EFFICIENT ENERGY SYSTEMS ////////////// NEW VENTURES AND OPPORTUNITIES ////////////// FINANCIAL OVERVIEW //////////////

Management Team Brings Proven Experience, Market Leadership and Track Record of Success 4 © 2013 AeroVironment, Inc. Sept. 2013

AeroVironment Highlights: A History of Adapting to Change While Continuously Innovating 5 © 2013 AeroVironment, Inc. Sept. 2013 Profitable Growth through Technology Based Innovation 20% Revenue CAGR FY ‘04 – ’13 Proprietary IP portfolio underpins success Proven and experienced management team Strong and Balanced Pipeline with Multiple High-Value Market Opportunities Small UAS: continued evolution in U.S. military market, emerging opportunities in adjacent commercial and international markets Tactical Missile Systems: accelerating adoption, high volume potential EV charging: emerging market opportunity High Altitude Long Endurance (HALE) UAS: significant unmet need Strong Financial Performance Consistent cash generation Strong, efficient, growth-oriented balance sheet Making prudent investments to capitalize on significant multimarket growth opportunities Differentiated Solutions with Industry Leading Positions Across Multiple Markets Pioneer & market leader in small UAS Pioneer & market leader in Electric Vehicle (EV) test and charging solutions

AeroVironment Overview 6 © 2013 AeroVironment, Inc. Sept. 2013

AeroVironment is a Multi-Disciplinary Technology Innovator 7 © 2013 AeroVironment, Inc. Sept. 2013 Founded: 1971 in Pasadena, CA Public company since 2007 $520m market cap as of 9/12/13 $240m revenue in Fiscal 2013 2004-2013 Performance: Sales CAGR: 20% Average return on net operating assets: 41% Produced 85% of all unmanned aircraft in U.S. Department of Defense (“DoD”) inventory A leader in deployment of EV charging systems in North America Creating value by identifying, developing, investing in and providing innovative technology-based solutions to high value market opportunities Advanced Development Programs Tactical Missile Systems EV Charging Solutions

AeroVironment: An Enduring Success Story of Innovation, Flexibility and Entrepreneurship


Gossamer Condor
First controlled human powered flight
Smithsonian
Solar Challenger
World Records: Longest, highest, farthest solar powered flights
Smithsonian
Pointer
First backpack portable small UAS
GM Impact
First modern EV
Pathfinder/ Pathfinder Plus
Solar platform for HALE flight
Smithsonian
Helios
World Record: Highest flying airplane in history
Power Cycling & Test Systems
Worldwide Technology Award: Energy category
Global Observer Prototype
1st liquid hydrogen powered UAS
TIME
Nano Air Vehicle
1st flapping wing nano UAV with tri-axis control
Long Endurance Puma
1st small UAS extended solar flight: nine hours
Annual Revenue ($millions)
48
105
139
174
216
248
250
293
325
240
1977
1979
1981
1985
1986
1987
1989
1995
1999
2001
2003
2004
2005
2006
IPO
2008
2009
2010
2011
2012
2013
Gossamer Albatross
First human powered flight across English Channel
Smithsonian
Pterosaur
Featured in IMAX film, On The Wing
Smithsonian
Sunraycer
Winner 1st solar car race
Smithsonian
Industrial Rapid Charger
1st high-efficiency industrial rapid charger developed for the U.S. Air Force
Dragon Eye
First U.S. DoD Small UAS Program of Record
Smithsonian
Raven
1st to deploy 1000s of backpack portable UAVs to U.S. Forces in a single year
PosiCharge
1st fast charger to support an enterprise-wide Fortune 500 implementation
Small UAS Digital Data Link
A wireless communications link that provides greater security, range and utility than analog links
Global Observer
Test flight program begins
Switchblade
1st operational deployment of backpackable tactical missile system

Sept 2013
© 2013 AeroVironment, Inc.
8

We Target Global, Long-Term Trends with Innovative New Solutions 9 © 2013 AeroVironment, Inc. Sept. 2013 Delivering Unique, High-Quality and Innovative Products and Services to Our Customers Around the World UAS EES Networked Information and Communication Alternative Transportation Fuel Solutions Focused on Levering Key Trends Across Both Business Segments

Business Segment Overview

	Unmanned Aircraft Systems (UAS)	Efficient Energy Systems (EES)
Overview	▪ Develops and supplies UAS, tactical missile systems and related services primarily to organizations within the U.S. Department of Defense ▪ Roy Minson, General Manager	▪ Supplies charging systems and services for EVs, and power cycling and test systems, to commercial, consumer and government customers ▪ Wahid Nawabi, General Manager
Key Products	▪ Key products/programs include: – Small UAS: Raven, Wasp, Puma, Shrike, Qube – Tactical Missile Systems: Switchblade – HALE. UAS: Global Observer	▪ Key products include: – DC test equipment for battery packs (EV Test Systems) – Industrial EV charging systems for material handling & airport ground support equipment – EV charging solutions



Small UAS



Switchblade



Global Observer



EV Test Systems (EVTS)



Industrial EV Charging Systems (Indust. Charging)



Public, Home EV Charging Solutions

Core Capabilities

Power electronics; electric propulsion systems; efficient electric power generation, conversion & storage systems; high-density energy packaging; controls integration; systems integration; engineering optimization & miniaturization, energy efficient systems, innovative technology solutions, rapid prototyping

Financial Overview


($ in millions)
$250
$100
$274
$116
$194
$79
FY11
FY12
FY13
Revenue
Gross Margin


($ in millions)
$43
$18
$51
$13
$46
$13
FY11
FY12
FY13
Revenue
Gross Margin

Sept. 2013
© 2013 AeroVironment, Inc.
10

Diverse Product and Service Revenue Mix 11 © 2013 AeroVironment, Inc. Sept. 2013 Revenue by Function FY 2013 Revenue by Contract Type FY 2013 Unmanned Aircraft Systems Efficient Energy Systems

Profitable Historical Revenue Growth with Efficient Asset Utilization 12 © 2013 AeroVironment, Inc. Sept. 2013 EES UAS In Millions 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 CAGR (FYE 4/30) Revenue $48 $105 $139 $174 $216 $248 $250 $293 $325 $240 20% % International NM NM NM 5% 6% 7% 7% 7% 5% 15% Gross Margin $15 $47 $57 $68 $79 $89 $97 $117 $129 $93 23% % Margin 31% 44% 41% 39% 36% 36% 39% 40% 40% 39% Income from Operations $3 $20 $16 $31 $28 $33 $30 $34 $43 $4 2% % Margin 6% 19% 11% 18% 13% 13% 12% 12% 13% 2% Weighted Average Return on Net Operating Assets1 39% 85% 46% 64% 36% 37% 36% 36% 35% 3% 41% (Avg.) Free Cash Flow1 $0 $5 $9 $12 $8 $26 $25 $23 $4 $12 1 See reconciliations in Appendices A and B U.S. gov’t contracting delays caused by sequestration Lower than expected demand for EVs and EV Test Equipment

High Level of Short-Term Visibility with Strong and Balanced Long-Term Pipeline

Q1 FY14 Visibility ($millions)

Q1 Revenue (Actual)	$44
Q1 Ending Funded Backlog (executable in FY14)	$72
Final U.S. Government FY12 Raven Booking in Q2	$13.5
Other Q2 Bookings as of 8/27/13	$8
Additional EES revenue to match FY13	$28
Portion of U.S. Gov't. FY13 funding expected in FY14	$18
Total Visibility	$184
Visibility % of mid-point FY14 revenue guidance ($230m - $250m)	**77%**

Opportunity Funnel



$Billions
Potential long-term revenue opportunities: EV Charging, Global Observer
Potential mid-term revenue opportunities: Mission Services, EV charging, Commercial SUAS
Short term opportunities: Tactical missile systems, International small UAS
Remaining value of Army small UAS ID/IQ
$228m
Q1 end unfunded backlog
$75m
Q1 end funded Backlog
$76m
Potential Value
$Millions

Sept. 2013
© 2013 AeroVironment, Inc.
13

Positioned for Multi-Market Growth Across Varying Timeframes and Investment Levels 14 © 2013 AeroVironment, Inc. Sept. 2013 Potential Investment Near-term (1 year) Mid-term (1-3 years) Long-term (3-5 years) – Position of arrow represents potential initiation of meaningful adoption $10s of millions $ millions $100s of millions Tactical Missile Systems International small UAS Commercial small UAS Global Observer Mission services EV charging systems

15 © 2013 AeroVironment, Inc. Sept. 2013 Unmanned Aircraft Systems

Small UAS are Embedded in the Fabric of U.S. Security 16 © 2013 AeroVironment, Inc. Sept. 2013 81% of total FY’13 company revenue 23% revenue CAGR FY’04 – ’13 85% of all unmanned aircraft in U.S. Dept. of Defense inventory Diversify imaging -> Immigration, drug trafficking, highway chases etc.

AeroVironment is a Trusted Partner to its Customers

Customers	Awards	Max Value
	U.S. Marine Corps SURSS Program Sole Source Production Award – Dragon Eye (2003)	$48m[1]
	U.S. Army RPUAS Program Sole Source Production Award – Raven B (2005)	$363m[2]
	U.S. Air Force BATMAV Program Sole Source Production Award – Wasp III (2006)	$50m[2]
	U.S. Government Multi-Agency JCTD Sole Source Development Award - Global Observer (2007)	$132m[1,2]
	U.S. Special Operations Command AECV Program Sole Source Production Award – Puma AE (2008)	$200m[2]
	U.S. Army Close Combat Weapon Systems Sole Source Switchblade Orders (2012-2013)	$52m[1]
	U.S. Army Multi-Source Small UAS Production Contract (2012)	$248m[2]
	International UAS revenue (FY 2009-2013)	$66m[1]

[1] Indicates AeroVironment revenue
[2] Indicates maximum value of orders permissible under contract

Press Highlights

"Soldiers and leaders have readily embraced (Switchblade) as an invaluable tool,"

- *Army Times*, August 14, 2013

"The Raven has made more of a difference than any other single system the Defense Department has developed. It's truly revolutionary."

- Dyke Weatherington, Deputy Director, Unmanned Warfare Office of the Under Secretary of Defense

"I can't speak highly enough about the intelligence-driven operations that were possible only through Puma."

- Captain John A. Dalby, United States Marine Corps, August 2013, *Marine Corps Gazette*

"I think the Raven is one of the greatest forewarning systems the Army has produced,"

- Staff Sgt. Josh Frana, a master Raven trainer with Battery B, 1st Battalion, 20th Field Artillery Regiment

Sept. 2013
© 2013 AeroVironment, Inc.
17

Customer contracting delays continue, driven by sequestration and continuing resolution; previously delayed orders are being released GFY12 Raven, Marine Corps Puma, Switchblade orders received in Q1 and early Q2 Continue to focus on three priorities for Fiscal 2014: Staying number one with our customers Winning and executing on key growth opportunities, including Switchblade, international small UAS and mission services Ensuring profitability while maintaining the ability to execute effectively on our key new growth initiatives Switchblade adoption accelerating – under contract with $36.7 million production order in early Q2 Continued international progress - establishing new customer relationships including new partnership in India Uniquely positioned in mission services to meet U.S. Department of State (DoS) needs DoS issued Request for Information (RFI) for Tier I small UAS services in August 2013 We expect Request for Proposals (RFP) in 2nd half of Fiscal 2014 Significant potential in commercial market - Puma received first and only small UAS FAA certification and we have seen strong support from early adopters UAS Segment Outlook 18 © 2013 AeroVironment, Inc. Sept. 2013

19 © 2013 AeroVironment, Inc. Sept. 2013 Efficient Energy Systems

Products and Services Supporting EVs 20 © 2013 AeroVironment, Inc. Sept. 2013 Leading test systems for EV and advanced battery development Leading advanced charging systems for industrial EVs Leading provider of EV charging solutions 19% of total FY 2013 company revenue

Broad Adoption of EVs Requires Comprehensive Infrastructure 21 © 2013 AeroVironment, Inc. Sept. 2013 Workplace charging Cordsets in every battery and plug-in hybrid car Fast charging stations on the interstate Chargers for fleets Home charging stations refuel EVs overnight Chargers at the mall, supermarket and restaurants Network data services for charging, billing and monitoring Product and service innovation has solidified our position as a leading supplier of EV charging solutions in North America

AeroVironment is a Trusted Partner to its Customers

Automakers

- Nissan - Preferred provider of home charging docks for Nissan LEAF in North America and Canada
- BMW – Preferred provider of home charging docks for ActivE
- Mitsubishi – Provider of home charging docks for "i" series
- Ford – Preferred provider of integrated home charging installation and charging docks
- Chrysler/FIAT – Preferred provider of home charging systems and installation

Ecosystem Networks

- NRG Energy – Houston, Dallas/Ft. Worth, TX comprehensive charging and data network

Electric Utilities/Grid

- TXU Energy – charging network in McKinney, TX
- Hydro-Quebec – public EV infrastructure program "Le Circuit électrique"
- Indianapolis Power & Light (IPL) – EV infrastructure for utility's customers

Consumer Retail Channels

- Amazon.com
- Company website
- Auto dealerships

State/Local Governments

- Hawaii – DC fast charging and charging **docks**
- Oregon - DC fast charging corridor
- Washington State – DC fast charging corridor
- California Energy Commission – home charging program
- Massachusetts Dept. of Energy– municipal smart charging



Sept 2013 ©2013 AeroVironment, Inc. 22

EES Outlook

- Industrial and passenger EV charging systems sales and development drive revenue for EES
- Industrial EV charging systems continue to benefit from the economic recovery in North America
- Plug-in electric vehicle sales are up quarter-over-quarter in North America:
  - Delivered more than 13,000 Level 2 charge docks since inception
  - Delivered more than 300 DC quick chargers since inception
- Chrysler/FIAT contracted with AeroVironment in Q1 as the preferred charging infrastructure supplier for 500e launch in North America
  - Broadens a set of important similar OEM relationships with Nissan, Mitsubishi, BMW and Ford
- EV test systems showing near term softness as demand tied to battery and government funding for EV development slows

Sept. 2013
© 2013 AeroVironment, Inc.
23

24 © 2013 AeroVironment, Inc. Sept. 2013 New Ventures and Opportunities

UAS: Domestic Opportunities Represent Large Potential Market1 in the United States and Abroad 25 © 2013 AeroVironment, Inc. Sept. 2013 1 AUVSI The Economic Impact of Unmanned Aircraft Systems Integration in the United States: http://www.auvsi.org/econreport Catalyst - FAA Scheduled to Integrate UAS into National Airspace by Sept. 2015 Current Situation UAS Opportunity

UAS: Increasing International Adoption of Small UAS 26 © 2013 AeroVironment, Inc. Sept. 2013 25 international AeroVironment UAS customers – most with additional procurement potential, and many other countries evaluating small UAS Sample of International UAS Activity Other Customers

UAS: Switchblade Tactical Missile Systems – Accelerating Adoption by U.S. Military 27 © 2013 AeroVironment, Inc. Sept. 2013 Rapid and highly accurate backpackable weapon system designed to avoid collateral damage $52 million in orders received by AeroVironment since August 2012 $36.7 million since August 20, 2013 DoD requested total of $6.7 billion for FY 2014 U.S. missile procurement Potential U.S. DoD Program of Record by fiscal 2016

AeroVironment employees operate company-owned UAS at customer locations to provide information on a fee-for-service basis In 2012 the U.S. Department of State issued a request for proposals (RFP) for UAV support services with a maximum value of up to $1 billion over five years Supporting this tender could have required up to $80 million in capital expense and inventory in the first year of the program In May 2013 the U.S. Department of State cancelled its RFP, then issued a new Request For Information for Tier I UAV services in August Additional mission services opportunities exist beyond DoS UAS: Mission Services Deliver Valuable Situational Awareness to Customers 28 © 2013 AeroVironment, Inc. Sept. 2013

UAS: Global Observer Offers Valuable Capabilities for Affordable Communications and Information





- U.S. government is projected to purchase $3 to $5 billion[1] annual commercial satellite capacity within ten years
- $132 million customer-funded development program 2007-2011
  - Developed two aircraft, ground control system, supply chain and mfg. system
  - Successfully completed eight test flights
  - AeroVironment now owns 2nd aircraft
- Successful adoption would be transformative for AeroVironment
- Could require $100s of millions for full rate production capability, development, capitalization of services, etc.

[1] Source: http://www.defensedaily.com/Assets/DBB_SATCOM.pdf, slide 7

Sept. 2013
© 2013 AeroVironment, Inc.
29

EES: Increasing Adoption of EVs Could Stimulate Large Demand for Charging Systems

	New Light Vehicle Sales Forecast	Assumed Cost of Home Charging System (with Installation)	Potential Market Value (Based on 5% adoption)
United States 2013 sales projection	15 million	$1,500	$1.1 billion
Global sales projection (ex-US)	68 million	$750	$2.5 billion

A five percent plug-in penetration rate of auto sales would yield a large EV charging market opportunity

Sources: LMC Automotive (January 28, 2013). "Global Light Vehicle Sales Poised for Modest Growth in 2013" [Press release]. Retrieved from http://www.prnewswire.com/news-releases/global-light-vehicle-sales-poised-for-modest-growth-in-2013-188668181.html.

Sept. 2013
© 2013 AeroVironment, Inc.
30

31 © 2013 AeroVironment, Inc. Sept. 2013 Financial Overview

Strong, profitable, organic growth across a diversifying customer base Balance sheet management reflects focus on competitiveness and efficiency; in-line with peers Dynamic and highly attractive portfolio mix consisting of mature cash generators and new innovations supporting ongoing success Flexibility to act decisively when contract funding is delayed, evidenced by operating cost reductions in May 2013, which lowered breakeven revenue from $60-$65 million to $50-$55 million Visibility into 77% of the midpoint of our FY14 revenue guidance range as of August 27, 2013 Focused on Successfully Executing Business Model 32 © 2013 AeroVironment, Inc. Sept. 2013

Significant Growth and Profitability Driven by Technological Innovation 33 © 2013 AeroVironment, Inc. Sept. 2013 ($ in millions) Revenue EBITDA1 ’04–’13 Revenue CAGR: 20% ’04–’13 EBITDA CAGR: 16% Consistent financial performance over the long-term, despite a turbulent environment ($ in millions) 1 See reconciliation in Appendix A

Q1 FY 2014 Quarterly Results and Market Perspectives

In $ Millions	Qtr. 1
Revenue	$44.1
Gross Margin	$12.5
Gross Margin %	28%
Income (loss) from Operations	($7.1)
Income (loss) from Operations Margin %	(16%)
Net Income (loss)	($7.2)
Net Income Margin %	(16%)
EPS (loss)	($0.32)

Sell-Side Analyst Comments:

- "In spite of near-term timing uncertainty; we believe AV remains in a strong position to grow from multiple opportunities including the Switchblade, Mission Services, Puma upgrade and the international and civil drone markets."
  – *Benchmark Analyst, 8/28/13*
- "Over the past four years, we have seen AeroVironment evolve from essentially a one-product company selling the Raven UAS, to selling multiple products to multiple customers in the domestic and international defense and civil markets."
  – *Dougherty & Co. Analyst, 8/28/13*
- "By developing solutions ahead of the customer's need and having the capital necessary to invest in new products, the company is prepared for upcoming growth opportunities."
  – *Jefferies Analyst, 8/28/13*
- "We continue to believe AVAV has a strong product portfolio in end-markets that have long-term growth prospects (small unmanned, EV charging)."
  – *Goldman Sachs Analyst, 8/28/13*

Sept. 2013
© 2013 AeroVironment, Inc.
34

AeroVironment's Focus on Cost Structure is Reflected in Q1 FY 2014 Results

Q1 FY 2014 Restructuring Initiatives

Summary of restructuring measures

- Addressed overhead and expenses, eliminated approximately 60 full-time positions and most temporary positions in the first part of Q1
- Focused on executing this year's plan and long-term growth strategy – key initiatives for FY 14:
  - A sustained focus on staying number one with our customers
  - Winning and executing on key growth opportunities
  - Ensuring profitability

Financial impact

- One time severance expense associated with the reduction in force was taken in Q1 of fiscal 2014
- Q1 cost reductions expected to triple full year operating profit relative to last year

Quarterly Revenue Breakeven



($ in millions)
$60-65
$50-55
Pre-restructuring (FY 13)
Post-restructuring (2nd Qtr FY 14)

Sept. 2013
© 2013 AeroVironment, Inc.
35

Strong Balance Sheet is Essential to our Growth Strategy: Confidence, Speed, Conviction 36 © 2013 AeroVironment, Inc. Sept. 2013 Large customers are more likely to work with a proven partner that has a track record of success and a strong and liquid balance sheet $196 million in cash, short and long term investments No debt

Profitable growth through technology-based innovation Strong and balanced pipeline with multiple high-value market opportunities Consistent financial performance Differentiated solutions with industry-leading positions across multiple markets Solid track record of performance Focused on Executing Our Fiscal 2014 Plan to Drive Long-Term Value 37 © 2013 AeroVironment, Inc. Sept. 2013

38 © 2013 AeroVironment, Inc. Sept. 2013 Appendix

Appendix A - EBITDA Reconciliation and Free Cash Flow 39 © 2013 AeroVironment, Inc. Sept. 2013

Appendix B - Weighted Average Return on Net Operating Assets Reconciliation 40 © 2013 AeroVironment, Inc. Sept. 2013

Appendix C - AeroVironment’s Board Has Implemented Numerous Governance Changes 41 © 2013 AeroVironment, Inc. Sept. 2013 Implemented Independent Lead Director board leadership structure Steve Page, independent director with experience serving as lead director of Liberty Mutual Holding Company, Inc., was appointed as Independent Lead Director Nominated two new independent director candidates with highly relevant experience Tom Burbage – experienced aerospace executive with extensive international business experience Ed Muller – experienced energy CEO with substantial Fortune 500 company board experience Implemented Incentive Compensation Recovery Policy Allows company to "claw back" incentive compensation paid to executives who engaged in wrongdoing Adopted director and executive stock ownership and retention guidelines Outside directors are required to own stock with value of 3x annual non-employee director retainer CEO is required to own stock with value of 4x his base salary Other executive officers are required to own stock with value of 2x their base salary Executive officers are required to retain 50% of stock received from equity awards until ownership requirement is met